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Exhibit 10.47

February 22, 2008

Timothy M. Yager
c/o iPCS, Inc.
1901 N. Roselle Road
Schaumburg, IL 60195

Dear Mr. Yager:

        Reference is made to the Employment Agreement, dated as of March 7, 2007 (the "Employment Agreement"), between you and iPCS Wireless, Inc. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Employment Agreement.

        I am pleased to inform you that the Compensation Committee of the Board of Directors took the following actions effective January 1, 2008:

  •
  Increased your Annual Base Salary to $495,000.

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  Increased your Incentive Bonus under the Incentive Bonus Plan at the target level of performance to 100% of the Annual Base Salary.

        This constitutes an amendment of your Employment Agreement. Please acknowledge this amendment by countersigning below.

Very truly yours,
iPCS, Inc.
		By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Vice President and General Counsel
AGREED AND ACKNOWLEDGED this 22nd day of February, 2008
By:	/s/ Timothy M. Yager

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  Exhibit 10.47